UNANIMOUS WRITTEN CONSENT
OF THE BOARD OF DIRECTORS OF
ETHEMA HEALTH CORPORATION

The undersigned, constituting all the members of the Board of Directors, (the "Board") of **ETHEMA HEALTH CORPORATION**, a Colorado corporation (the "Corporation"), **DO HEREBY CONSENT** to the taking of the following actions in lieu of a meeting and **DOES HEREBY ADOPT** the following resolutions by written consent in lieu of a meeting of the Board of Directors of the Corporation (the "Board") pursuant to §7-108-202 of the Colorado Corporations and Associations Act, effective June 12, 2020:

WHEREAS, the Board has determined that it is in the best interests of the Corporation and its shareholders to obtain a forbearance by amendment to that certain Amended and Restated Senior Secured Convertible Promissory Note, issued by the Corporation and its wholly owned subsidiary, Cranberry Cove Holdings Ltd., ("CCH"), an Ontario Corporation, and issued to Leonite Capital, LLC ("Leonite"), Dated as of December 1, 2017 (the "Note"), and with a balance of one million two hundred fifty thousand and 00/100 Dollars ($1,250,000) (the "Amended Balance").

WHEREAS, pursuant to an Amendment to the Note, dated June 12, 2020, and attached hereto as Exhibit A (the "Amendment"), the Company agreed (i) to cause its subsidiary, CCH to issue to Leonite seven hundred thousand and 00/100 ($700,000) of Series A preferred shares in CCH (the "CCH Preferred Shares") having terms as set forth in the documents in the form attached hereto in Exhibit B, the "CCH Preferred Documents"; (ii) to issue Four hundred thousand and 00/100 ($400,000) of senior secured preferred stock in the Corporation (the "Ethema Preferred Shares" and collectively with the CCH Preferred Shares, the "Securities"), having terms as set forth in the documents in the form attached hereto in Exhibit C (the "Ethema Preferred Documents"); and (iii) to amend the outstanding warrants previously issued to Leonite in the form attached hereto in Exhibit D (the "Amended Warrant" and collectively with the CCH Preferred Docuents, the Ethema Preferred Documents, the Amendment, and any documents related to the transactions contemplated therein, the "Transaction Documents"), in exchange for a reduction in the Amended Balance to One hundred fifty thousand and 00/100 ($150,000).

NOW THEREFORE, BE IT:

RESOLVED, that the Amendment is hereby ratified and approved;

RESOLVED, that the form, terms, and provisions of the Transaction Documents are hereby approved in all respects, and the Corporation's Chief Executive Officer and Chief Financial Officer (collectively, the "Authorized Officers") and each of them is authorized to execute the documents and/or instruments in connection with the Amendment in the forms attached hereto, together with such amendments and changes thereto as such Authorized Officers or any of them in his sole discretion shall approve, and together with any other documents and/or instruments executed in connection therewith, his signature thereon to be conclusive evidence of such approval.

RESOLVED, that the Board approve and direct that the Corporation and its subsidiary, CCH, take all corporate action necessary to authorize and execute the Transaction Documents;

RESOLVED, that the Amended Warrant hereby ratified and approved;

RESOLVED, that the issuance of Securities, in accordance with the terms of the Transaction Documents, is hereby confirmed, ratified and approved in all respects and that each officer of the Corporation is hereby authorized, empowered and directed to instruct the Corporation's transfer agent to issue the Securities, in accordance with the terms of the Transaction Documents;

RESOLVED, that the Board has concluded, in its good faith business judgment that the issuance of the Securities is in the best interests of the Corporation;

RESOLVED, that Securities shall be validly issued, fully paid and non-assessable;

RESOLVED, that the Authorized Officers be, and each of them with full authority to act without the others hereby is, authorized and directed for and on behalf of the Corporation to take or cause to be taken any and all actions, to execute and deliver any and all requests, or other instruments, and to do any and all things which, in any such officer's judgment, may be necessary or desirable to effect each of the foregoing resolutions and to carry out the purposes thereof, the taking of any such actions, the execution and delivery of any such certificates, instructions, requests, or instruments, or the doing of any such things to be conclusive evidence of their necessity or desirability;

RESOLVED, that that all actions, executions, and delivery of documents instruments and agreements taken by any officer of the Corporation prior to this date relating to the purpose and intent of the foregoing resolutions be, and they hereby are, in all respects approved, ratified, confirmed and adopted as the official acts and deeds of the Corporation; and

RESOLVED, that the action taken by this consent shall have the same force and effect as if taken at a meeting of the Board of the Corporation, duly called.

[SIGNATURE PAGE FOLLOWS IMMEDIATELY]

IN WITNESS WHEREOF, the undersigned, being all the directors of the Corporation, consent hereto in writing and direct that this instrument be filed with the minutes of proceedings of the Board of Directors of the Corporation.

____
Shawn Leon (Chief Executive Officer)

____
Gerald Miller

____
John O' Bireck

IN WITNESS WHEREOF, the undersigned, being all the directors of the Corporation, consent hereto in writing and direct that this instrument be filed with the minutes of proceedings of the Board of Directors of the Corporation.

Shawn Leon (Chief Executive Officer)

Gerald Miller

John O' Bireck

RESOLUTIONS
OF THE SOLE DIRECTOR OF
CRANBERRY COVE HOLDINGS LTD.
(the "Corporation")

WHEREAS the Corporation has entered into a Securities Purchase Agreement dated as of the 13th day of July, 2020 (the "Securities Purchase Agreement") with Leonite Capital, LLC (the "Subscriber").

AND WHEREAS pursuant to the Securities Purchase Agreement the Subscriber will be issued ninety-six thousand (96,000) Series A Preferred Shares in the capital stock of the Corporation (the "Debt Settlement Shares") at a price of Cdn. $10 per share, for an aggregate subscription price of Cdn. $960,000.00 (the "Subscription Price"). The Subscription Price will be satisfied in full by the setting-off of Cdn. $960,000 of indebtedness owing by the Corporation to the Subscriber, being a portion of the current indebtedness owing by the Corporation to the Subscriber on the date hereof.

NOW THEREFORE IT IS HEREBY RESOLVED THAT:

APPROVAL OF SECURITIES PURCHASE AGREEMENT

1. The Corporation be and is hereby authorized and directed to enter into the Securities Purchase Agreement, to be in a form approved by any one officer or one director of the Corporation.

2. Any officer or director of the Corporation be and is hereby authorized and directed to execute and deliver the Securities Purchase Agreement for and on behalf of the Corporation, the signature of such one officer or one director to constitute approval of any and all additions, omissions, variations or amendments to the Securities Purchase Agreement (such one officer or one director being hereby authorized to make any such additions, omissions, variations or deletions as he may deem appropriate) and to sign such further documents and instruments and to do all such acts and things as may be necessary or desirable in connection with carrying out the terms of the Securities Purchase Agreement.

ISSUANCE OF SERIES A PREFERRED SHARES

1. The sole director of the Corporation hereby determines that at the time of issuance of the Debt Settlement Shares the indebtedness of the Corporation to the Subscriber will be not less in value than the fair equivalent of Cdn. $960,000 that the Corporation would receive if the Debt Settlement Shares being issued to the Subscriber had been issued for money.

2. Upon the execution of the Securities Purchase Agreement, the settlement of $960,000 of indebtedness of the Corporation, being a portion of the outstanding indebtedness owing at that time to the Subscriber, subject to the terms and conditions of the Securities Purchase Agreement, an aggregate of 960,000 Series A Preferred Shares of the Corporation shall be issued as fully paid and non-assessable to the Subscriber and thereupon the

Corporation be and is hereby authorized and directed to issue certificates representing such Series A Preferred Shares.

3. The Corporation having received payment in full for such shares, hereby declares that such shares be issued as fully-paid and non-assessable and a certificate therefore be issued in the name of the Subscriber or as it may in writing direct.

***

The undersigned, being the sole director of the Corporation, hereby signs the foregoing resolution in accordance with the provisions of the *Business Corporations Act* (Ontario).

DATED as of the 1st day of July, 2020.

____

Shawn Leon

SECURITIES PURCHASE AGREEMENT

This **SECURITIES PURCHASE AGREEMENT** (the "Agreement"), dated as of July 12 2020, by and between **Cranberry Cove Holdings Ltd.**, ("CCH") an Ontario Corporation, with headquarters located at 5734 Yonge Street, Suite 300 Toronto Ontario M2M 4E7 (the "Company"), and **Leonite Capital, LLC,** a Delaware limited liability company, with its address at 1 Hillcrest Center Dr, Suite 232, Spring Valley, NY 10977 (the "Buyer").

WHEREAS:

A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

B. Buyer desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement series A preferred shares of the Company (the "Preferred Shares"), the terms and conditions of which are more particularly described in Exhibit A attached hereto;

C. The Buyer wishes to purchase, upon the terms and conditions stated in this Agreement, such number of Preferred Shares as is set forth immediately below its name on the signature page hereto; and

NOW THEREFORE, in consideration of the mutual covenants contained herein, the sum of $1.00 now paid by each of the parties to each other and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the Company and the Buyer severally (and not jointly) hereby agree as follows:

1. Purchase and Sale of Preferred Shares.

a. Purchase of Preferred Shares. On the Closing Date (as defined below), the Company shall issue and sell to the Buyer and the Buyer agrees to purchase from the Company that number of Preferred Shares as is set forth immediately below the Buyer's name on the signature page hereto.

b. Form of Payment. On the Closing Date (as defined below), (i) payment of the purchase price shall be in the form of a reduction of debt owed by the Company to the Buyer, pursuant to the terms of the Third Amendment to the Amended and Restated Senior Secured Convertible Promissory Note, dated as of June 1, 2020 (the "Amendment"), which shall be effective upon the Closing (as defined below) (the "Purchase Price"), and such reduction shall be deemed to be granted by Buyer to the Company against delivery of the number of Preferred Shares as is set forth immediately below the Buyer's name on the signature page hereto, and (ii) the Company shall deliver share certificates representing the Preferred Shares on behalf of the Company, to the Buyer in accordance with the registration instructions set forth immediately below the Buyer's name of the signature page hereto, against delivery of such Purchase Price.

c. Closing Date. The date and time of the issuance and sale of the Preferred Stock pursuant to this Agreement (the "Closing Date") shall be on or about July 1, 2020, or such other mutually agreed upon time. The closing of the transactions contemplated by this Agreement (the "Closing") shall occur on the Closing Date at such location as may be agreed to by the parties.

2. Buyer's Representations, Warranties and Covenants. The Buyer represents and warrants to the Company that:

a. Investment Purpose. As of the date hereof, the Buyer is purchasing the Preferred Shares and the common shares ("Common Shares") issuable upon conversion of or otherwise pursuant to the Preferred Shares, such shares of Common Shares being collectively referred to herein as the "Conversion Shares" and, collectively with the Preferred Shares, the "Securities") for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

b. Accredited Investor Status. The Buyer is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D (an "Accredited Investor").

c. Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

d. Information. The Buyer and its advisors, if any, have been, and for so long as the Preferred Shares remain outstanding will continue to be, furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors. The Buyer and

its advisors, if any, have been, and for so long as the Preferred Shares remain outstanding will continue to be, afforded the opportunity to ask questions of the Company. Notwithstanding the foregoing, the Company has not disclosed to the Buyer any material nonpublic information and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to the Buyer. Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its advisors or representatives shall modify, amend or affect Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. The Buyer understands that its investment in the Securities involves a significant degree of risk. The Buyer is not aware of any facts that may constitute a breach of any of the Company's representations and warranties made herein.

e. No Advertising. To the knowledge of the Buyer, the purchase and sale of the Preferred Shares was not advertised or solicited in any manner in contravention of applicable securities laws, and has not been made through or as a result of any general solicitation or general advertising or any seminar or meeting whose attendees have been invited by general solicitation or general advertising, and the Buyer has not become aware of any advertisement in printed media of general and regular paid circulation (or other printed public media), radio, television or telecommunications or other form of advertisement (including electronic display such as the Internet) with respect to the distribution of the Preferred Shares.

f. Governmental Review. The Buyer understands that no Canadian provincial or United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

g. Transfer or Re-sale. The Buyer understands that (i) the sale or re-sale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the 1933 Act, (b) the Buyer shall have delivered to the Company, at the cost of the Buyer, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Company, (c) the Securities are sold or transferred to an "affiliate" (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) ("Rule 144")) of the Buyer who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f) and who is an Accredited Investor, (d) the Securities are sold pursuant to Rule 144, or (e) the Securities are sold pursuant to Regulation S under the 1933 Act (or a successor rule) ("Regulation S"), and the Buyer shall have delivered to the Company, at the cost of the Buyer, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Company; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities

under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

h. U.S. Legends. The Buyer understands that the Preferred Shares and, until such time as the Conversion Shares have been registered under the 1933 Act may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Conversion Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

"NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES."

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act, which opinion shall be accepted by the Company so that the sale or transfer is effected. The Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any. In the event that the Company does not accept the opinion of counsel provided by the Buyer with respect to the transfer of Securities pursuant to an exemption from registration, such as Rule 144 or Regulation S, within 2 business days, it will be considered an Event of Default under the Preferred Stock.

i. Canadian Legend. The Buyer hereby acknowledges and agrees that the Securities will be subject to a number of statutory restrictions on resale and trading. Until these restrictions expire, the Subscriber will not be able to sell or trade the Securities unless the Buyer complies with an exemption from the prospectus and registration requirements under applicable securities laws. The Buyer acknowledges that the Securities will contain the following legend:

> "UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR (4) MONTHS AND ONE (1) DAY AFTER THE LATER OF (I) [insert closing date] AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY IN CANADA."

j. Private Company. The Buyer acknowledges that the Company is a private company and does not have any of its securities listed on a stock exchange, and there is no assurance that the Preferred Shares will ever become publicly listed.

k. Authorization; Enforcement. This Agreement has been duly and validly authorized. This Agreement has been duly executed and delivered on behalf of the Buyer, and this Agreement constitutes a valid and binding agreement of the Buyer enforceable in accordance with its terms.

l. Personal Information. The Buyer is hereby notified and acknowledges that: (i) the Company may deliver to the Ontario Securities Commission certain personal information pertaining to the Buyer, including the Buyer's full name, address, telephone number and email address, the number of Preferred Shares purchased by the Buyer and the total purchase price paid for such Preferred Shares, the prospectus exemption relied on by the Company and the date of distribution of the Preferred Shares, (ii) such information is being collected indirectly by the Ontario Securities Commission under the authority granted to it in securities legislation, (iii) such information is being collected for the purposes of the administration and enforcement of the securities legislation of Ontario, and (iv) the Buyer may contact the following public official in Ontario with respect to questions about the Ontario Securities Commission's indirect collection of such information at the following address and telephone number:

> Administrative Support Clerk
> Ontario Securities Commission
> Suite 1903, Box 55, 20 Queen Street West
> Toronto, Ontario, M5H 3S8
> Telephone: (416) 593-3684

m. Buyer's Acknowledgment. The Buyer expressly acknowledges and agrees that: (i) the Company may be required to provide applicable securities regulators, or otherwise under the *Proceeds of Crime (Money Laundering) and Terrorist Financing Act* of Canada, a list setting forth the identities of the purchasers of the Preferred Shares and any personal information provided by the Buyer, and the Buyer hereby represents and warrants that to the best

of the Buyer's knowledge, none of the funds representing the subscription proceeds to be provided by the Buyer (x) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America, or any other jurisdiction, or (y) are being tendered on behalf of a person or entity who has not been identified to the Buyer; (ii) the Buyer hereby further covenants that it shall promptly notify the Company if the Buyer discovers that any of such representations ceases to be true, and shall provide the Company with appropriate information in connection therewith; and (iii) it shall complete, sign and return such additional documentation as may be required from time to time under applicable securities laws or any other applicable laws in connection with the purchase of the Preferred Shares and this Agreement.

n. Residency. The Buyer is a resident of the jurisdiction set forth in Section 5(f) below and immediately below the Buyer's name on the signature page hereto.

3. Representations and Warranties of the Company. The Company represents and warrants to the Buyer that:

a. Organization and Qualification. The Company and each of its subsidiaries, if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted.

b. Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement, the Preferred Shares and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Preferred Shares by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Preferred Shares and the issuance and reservation for issuance of the Conversion Shares issuable upon conversion or exercise thereof) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required, (iii) this Agreement has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind the Company accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Preferred Shares, each of such instruments will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

c. Issuance of Shares. The Conversion Shares are duly authorized and reserved for issuance and, upon conversion of the Preferred Shares in accordance with its respective terms, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

d. Acknowledgment of Dilution. The Company understands and acknowledges the potentially dilutive effect to the Common Shares upon the issuance of the Conversion Shares upon conversion of the Preferred Shares. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Preferred Shares in accordance with this Agreement, the Preferred Shares is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

e. No Conflicts. The execution, delivery and performance of this Agreement, the Preferred Shares by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Conversion Shares) will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws, or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a material adverse effect). All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

f. Absence of Litigation. There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries, or their officers or directors in their capacity as such, that could have a material adverse effect. Schedule 3(f) contains a complete list and summary description of any pending or, to the knowledge of the Company, threatened proceeding against or affecting the Company or any of its subsidiaries, without regard to whether it would have a material adverse effect. The Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

g. Acknowledgment Regarding Buyer' Purchase of Securities. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of arm's length purchasers with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by the Buyer or any of its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Buyer' purchase of the Securities. The

Company further represents to the Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

h. Title to Property. The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(i) or such as would not have a material adverse effect. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a material adverse effect.

i. Breach of Representations and Warranties by the Company. If the Company breaches any of the representations or warranties set forth in this Section 3, and in addition to any other remedies available to the Buyer pursuant to this Agreement, it will be considered an Event of Default under the Preferred Shares.

4. COVENANTS.

a. Corporate Existence. So long as the Buyer beneficially owns any Preferred Shares, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company's assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company's assets, where the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose Common Shares are listed for trading on the OTCQB, Nasdaq, Nasdaq SmallCap, NYSE or AMEX.

b. Registration Rights. With respect to any Company issued Preferred Shares owned by the Buyer, in the event the Company completes a registration statement for its securities prior to the date on which that particular Preferred Share is eligible for conversion into legend free shares under Rule 144, the shares issuable upon conversion of that particular Preferred Share shall be "piggybacked" onto the registration statement.

c. Breach of Covenants. If the Company breaches any of the covenants set forth in this Section 4, and in addition to any other remedies available to the Buyer pursuant to this Agreement, it will be considered an Event of Default under the Preferred Shares.

5. Governing Law; Miscellaneous.

a. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state and county of Rockland. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon *forum non*

conveniens. The Company and Buyer waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other transaction document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

b. Counterparts: Signatures by Facsimile. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by email scanned PDF electronic copy or facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

c. Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

d. Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

e. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the majority in interest of the Buyer.

f. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice,

or (v) delivered by scanned PDF electronic copy by email. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company, to:

Cranberry Cove Holdings Ltd.
5734 Yonge Street, Suite 300
Toronto Ontario M2M 4E7

With a copy to:

Shawn Leon
46 Fairway Heights Drive
Thornhill, Ontario L3T 3A9

If to the Buyer:

Leonite Capital LLC
1 Hillcrest Center Dr, Suite 232
Spring Valley, NY 10977
Attn: Avi Geller
email:

Each party shall provide notice to the other party of any change in address.

g. Successors and Assigns. This Agreement is not transferable or assignable.

h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

i. Survival. The representations and warranties of the Company and the agreements and covenants set forth in this Agreement shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Buyer. The Company agrees to indemnify and hold harmless the Buyer and all their officers, directors,

employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

j. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

k. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

l. Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that the Buyer shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

[*signature page follows*]

IN WITNESS WHEREOF, the undersigned Buyer and the Company have caused this Agreement to be duly executed as of the date first above written.

Cranberry Cove Holdings Ltd.

By:______________________________

Shawn Leon
Chief Executive Officer

Leonite Capital LLC

By:______________________________
Name: Avi Geller
Title: Chief Investment Officer

AGGREGATE SUBSCRIPTION AMOUNT:

Number of Preferred Shares at CDN $10 each:	No.	96,000
Total subscription price for the Preferred Shares:	Total	CDN $960,000

ADDRESS OF BUYER

Leonite Capital LLC
(name)

1 Hillcrest Center Dr, Suite 232, Spring Valley, NY 10977
(address – include city, province and postal code)

REGISTRATION INSTRUCTIONS FOR PREFERRED SHARES

Leonite Capital LLC
(name)

1 Hillcrest Center Dr, Suite 232, Spring Valley, NY 10977
(address – include city, province and postal code)

EXHIBIT A

The terms and conditions attaching to the Series A Preferred Shares of Cranberry Cove Holdings Ltd. (the "Company") are contained in the Articles of Amendment of the Company to be filed with the Ontario Ministry of Government and Consumer Services, a copy of which is attached hereto.